UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                November 19, 2004

                          AMCO Transport Holdings, Inc.
             (Exact name of registrant as specified in its charter)

        Delaware                   000-32433                   84-1300072
    (State or other             (Commission File             (IRS Employer
      jurisdiction                  Number)               Identification No.)
   of incorporation)

                            2 Mott Street, 7th Floor
                            New York, New York 10013
          (Address of principal executive offices, including zip code)

                                  (212)608-8988
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 19, 2004, Shu K. Chui, ("Chui") a citizen of Hong Kong, acquired 6,900,000 shares (the "Shares") of the Common Stock, $0.00001 par value per share, of AMCO Transport Holdings, Inc. ("Registrant"), from Bestway Coach Express Inc. ("Bestway"), a New York corporation. Prior to the acquisition of the Shares by Chui, Bestway was the controlling stockholder of the Registrant. The 6,900,000 shares represent approximately 72.2% of Registrant's issued and outstanding common stock, being the only class of stock issued and outstanding. Chui acquired the shares pursuant to a Stock Purchase Agreement among the Registrant, Bestway and Chui dated November 19, 2004 ("Purchase Agreement").

In connection with the acquisition of the Shares, Chui took assignment of all of Bestway's right, title and interest under a promissory note in the principal amount of $101,500.00 dated April 23, 2002 made by Registrant in favor of Bestway. The principal amount under the note bears simple interest at the rate of 8% per year. As of November 19, 2004 being the effective date of the acquisition transaction, no principal or interest payments have been made under the note on which interest has accrued in the sum of $20,934.03. The outstanding principal under the note continues to bear simple interest at the rate of 8% per year.

Chui paid Bestway total consideration of $325,000.00 under the Purchase Agreement. $122,434.03 of the purchase price was applied for the acquisition of the promissory note and the remaining $202,565.97 was applied as payment for the Shares, yielding a price per share of $0.029.

Chui had sufficient personal funds available to pay the entire purchase price of the Shares and the promissory note.

The information set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated in this Item 1.01 by reference

ITEM 5.01.  CHANGE IN CONTROL OF REGISTRANT

See item 1.01 above.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignations and Appointments of Directors:

Messrs. Wilson Cheng, Vivian Cheng and Kelvin Chan, being the current members of the board of directors of the Registrant have also tendered their resignations as directors of the Registrant. Their resignations shall become effective as of a date which is 10 days following the Registrant's filing of an information statement with the Securities and Exchange Commission under Rule 14f-1 of the rules promulgated under the Securities Exchange Act of 1934. Under Section 223(d) of the General Corporation Law of Delaware, the board of directors appointed Chui and Cheng Chen as members to the board of directors to take office at the effective time of the resignation of the current board. The newly elected directors were all nominees of Chui and there was no disagreement between any of the resigning directors and the Registrant at the time of their resignation. The appointment of Messrs. Chui and Chen was pursuant to the terms of the Purchase Agreement.

Prior to the closing of the Purchase Agreement, Chui entered into a stock purchase agreement with the Registrant and Bestway dated July 12, 2004, which transaction was not consummated. A copy of this stock purchase agreement was filed as Exhibit 10.1 to the Registrant's quarterly report for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on August 12, 2004. Other than the aforementioned share purchase agreement, neither of Messrs. Chui or Chen had any relationship with the Registrant or the resigning directors.

Resignation of Chief Executive Officer and Treasurer.

On November 19, 2004, pursuant to the terms of the Purchase Agreement, Mr. Wilson Cheng resigned as the chairman of the board, chief executive officer and treasurer of the Registrant, which resignation became effective on November 19, 2004. There was no disagreement between Mr. Cheng and the Company at the time of his resignation.

Appointment of New Officers

On November 19, 2004, following the resignation of Mr. Wilson Cheng as chief executive officer and treasurer, the board of directors of the Registrant elected with immediate effect the following persons as officers of the Registrant to the offices set forth next to their respective names:

Shu K. Chui                         President and Chief Financial Officer

Cheng Chen                          Chief Executive Officer and Secretary

The Registrant and the newly appointed officers have not entered into any arrangement regarding the payment of compensation for acting as officers of the Registrant.

Shu Keung Chui currently serves as the Chairman of the Board of Shanghai Shixin Information Technology Co., Ltd. Mr. Chui has also been serving as the Chairman of the Board of Shangxin Enterprise Group Co. Ltd., since April 1999 and has been a director of Superwisdom Co., Ltd. since January 2000. Prior to joining Shanghai Shixin Information Technology Co., Ltd, Mr. Chui was the Business Development Manager of Hong Kong Sunflowers Travel Limited and worked for American Fabrics Co. as a Commercial Manager. Mr. Chui, aged 40, is a citizen of Hong Kong and received a Bachelor of International Business degree from the Hong Kong Songren Institute.

Cheng Chen has served as Chief Executive Officer of Shangxin Enterprise Group Co., Ltd, since April 2004. Prior to joining Shangxin Enterprise Group Co., Ltd, Mr. Chen was the General Manager of Shanghai Online Information Technology Co., Ltd., since December 1998. From January 1997 to December 1998, Mr. Chen served as an information technology engineer in Intel Science & Technology (China) Co., Ltd. Prior to that, Mr. Chen was a technology engineer of East China Computer Research Institute Hua Ci Electronic Development Company from January 1996 to January 1997 and has worked as a software engineer of Shanghai Software Research Institute Guang Da Technology Development Co., Ltd. Mr. Chen, aged 33, is a citizen of the People's Republic of China and graduated in Computer Application from Shanghai Secondary Polytechnic University.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.
10.1  Stock Purchase Agreement dated November 19, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AMCO Transport Holdings, Inc

                                    By:  /s/ Shu Keung Chui
                                         --------------------------------------
                                         Shu Keung Chui
                                         President and Chief Financial
                                         Officer


Date: November 19, 2004

                                  EXHIBIT INDEX

Exhibit No.     Description
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10.1            Stock Purchase Agreement dated November 19, 2004